UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  11/01/2005

Ansoft Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-27874

Delaware	721001909
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

225 West Station Square Drive, Suite 200
Pittsburgh, PA 15219
(Address of Principal Executive Offices, Including Zip Code)

412-261-3200
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On October 28, 2005, Ansoft Corporation (the Company") renewed its revolving credit facility with PNC Bank, National Association. The facility will expire on October 21, 2006. All other terms and conditions of the facility remain unchanged.

The Company maintains the credit facility for general corporate purposes.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by this item is included in Item 1.01.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Ansoft Corporation

Date: November 01, 2005.	By:	/s/ Nicholas Csendes
Nicholas Csendes
President and CEO